Exhibit (c)(17)

Illustrative Value Sensitivity to Underlying Portfolio Assumptions ($ in millions) Note: Base case assumptions include 2% CDR, 30% CPR, 70% recovery on loans, 30% recovery on bonds, 325 basis point spread on reinvestment with a 1% LIBOR floor. Additionally assumes portfolio clean-up, where loans trading below 75% of par value are subjected to higher default rates dependent upon trading levels. 1 Scenarios deviating from Base Case requested by Roger management. 1 Sensitivity Assumptions CLO Fair Market Value net of Collateral Management Fees) Scenario Libor Curve Spread on Reinvestment Default Rate 2005-1 2005-2 2006-1 2007-1 2007-A 2011-1 2012-1 2013-1 Total Value Mgmt Fees 1 Base Case Base Base $ 99.6 $ 123.1 $ 265.4 $ 596.2 $ 121.2 $ 19.9 $ 57.2 $ 1,282.6 $ 48.2 2 Base Case Base Down 2% 100.5 125.6 270.2 614.5 121.9 24.5 73.1 1,330.3 56.7 3 Base Case Base Up 2% 98.3 121.6 260.2 579.7 120.1 17.1 48.1 1,245.2 30.2 4 Base Case Down 150 bps Base 99.6 123.1 265.4 592.5 121.2 19.6 53.0 1,274.5 40.3 5 Base Case Down 150 bps Down 2% 100.5 125.6 270.2 612.6 121.9 23.7 63.9 1,318.5 51.6 6 Base Case Down 150 bps Up 2% 98.3 121.6 260.2 577.9 120.1 17.1 46.6 1,241.8 29.7 7 Base Case Up 150 bps Base 99.6 123.1 265.4 598.0 121.2 22.4 67.0 1,296.8 52.9 8 Base Case Up 150 bps Down 2% 100.5 125.6 270.2 619.9 121.9 27.3 80.4 1,345.9 57.9 9 Base Case Up 150 bps Up 2% 98.3 121.6 260.2 581.6 120.1 18.5 50.5 1,250.8 36.2 10 Up 50bp Base Base 99.6 123.4 265.9 592.5 121.2 19.2 54.2 1,276.0 41.7 11 Up 50bp Base Down 2% 100.5 125.8 271.0 609.0 121.9 24.1 70.0 1,322.3 50.0 12 Up 50bp Base Up 2% 98.3 121.6 261.1 576.1 120.1 16.7 44.5 1,238.5 22.0 13 Up 50bp Down 150 bps Base 99.6 123.4 265.9 590.7 121.2 18.7 49.3 1,268.8 32.6 14 Up 50bp Down 150 bps Down 2% 100.5 125.8 271.0 607.1 121.9 22.3 59.7 1,308.3 45.5 15 Up 50bp Down 150 bps Up 2% 98.3 121.6 261.1 575.2 120.1 16.9 43.8 1,237.2 21.6 16 Up 50bp Up 150 bps Base 99.6 123.4 265.9 594.3 121.2 22.0 64.6 1,290.9 46.1 17 Up 50bp Up 150 bps Down 2% 100.5 125.8 271.0 610.8 121.9 26.4 78.6 1,335.0 51.9 18 Up 50bp Up 150 bps Up 2% 98.3 121.6 261.1 577.0 120.1 17.3 47.5 1,243.0 26.3 Min $ 98.3 $ 121.6 $ 260.2 $ 575.2 $ 120.1 $ 16.7 $ 43.8 $ 1,237.2 $ 21.6 Max 100.5 125.8 271.0 619.9 121.9 27.3 80.4 1,345.9 57.9 Range (%) 2.1% 3.4% 4.1% 7.5% 1.5% 53.5% 63.8% 8.5% 75.4% Scenarios Low Medium High 1 Libor Curve NA Base Case Up 50bp 2 Spread on Reinvestment Down 150 bps Base Case Up 150 bps 3 Default Rate Down 2% Base Case Up 2% Assumption

Illustrative “Optimal” Call Date Sensitivity to Underlying Portfolio Assumptions ($ in millions) Note: Base case assumptions include 2% CDR, 30% CPR, 70% recovery on loans, 30% recovery on bonds, 325 basis point spread on reinvestment with a 1% LIBOR floor. Additionally assumes portfolio clean-up, where loans trading below 75% of par value are subjected to higher default rates dependent upon trading levels. 1 Scenarios deviating from Base Case requested by Roger management. 1 Scenarios Low Medium High 1 Libor Curve NA Base Case Up 50bp 2 Spread on Reinvestment Down 150 bps Base Case Up 150 bps 3 Default Rate Down 2% Base Case Up 2% Assumption Sensitivity Assumptions Optimal Call Date Scenario Libor Curve Spread on Reinvestment Default Rate 2005-1 2005-2 2006-1 2007-1 2007-A 2011-1 2012-1 2013-1 1 Base Case Base Base 26-Apr-14 26-Nov-14 25-Feb-15 15-May-15 15-Jul-14 15-Dec-16 15-Jul-18 2 Base Case Base Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Aug-15 15-Oct-14 15-Dec-18 15-Jul-20 3 Base Case Base Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-Nov-14 15-Apr-14 15-Mar-15 15-Jul-15 4 Base Case Down 150 bps Base 26-Apr-14 26-Nov-14 25-Feb-15 15-May-15 15-Jul-14 15-Jun-15 15-Jan-16 5 Base Case Down 150 bps Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Aug-15 15-Oct-14 15-Dec-17 15-Jul-17 6 Base Case Down 150 bps Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-Nov-14 15-Apr-14 15-Dec-14 15-Jul-15 7 Base Case Up 150 bps Base 26-Apr-14 26-Nov-14 25-Feb-15 15-May-15 15-Jul-14 15-Mar-19 15-Jul-21 8 Base Case Up 150 bps Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Aug-15 15-Oct-14 15-Mar-21 15-Jul-23 9 Base Case Up 150 bps Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-Nov-14 15-Apr-14 15-Mar-16 15-Jul-17 10 Up 50bp Base Base 26-Apr-14 26-Nov-14 25-Feb-15 15-Nov-14 15-Jul-14 15-Dec-16 15-Jul-18 11 Up 50bp Base Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Feb-15 15-Oct-14 15-Dec-18 15-Jul-19 12 Up 50bp Base Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-May-14 15-Apr-14 15-Mar-15 15-Jul-15 13 Up 50bp Down 150 bps Base 26-Apr-14 26-Nov-14 25-Feb-15 15-Nov-14 15-Jul-14 15-Jun-15 15-Jul-15 14 Up 50bp Down 150 bps Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Feb-15 15-Oct-14 15-Dec-17 15-Jul-17 15 Up 50bp Down 150 bps Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-May-14 15-Apr-14 15-Dec-14 15-Jul-15 16 Up 50bp Up 150 bps Base 26-Apr-14 26-Nov-14 25-Feb-15 15-Nov-14 15-Jul-14 15-Mar-19 15-Jul-20 17 Up 50bp Up 150 bps Down 2% 26-Apr-14 26-Nov-14 25-Feb-15 15-Feb-15 15-Oct-14 15-Mar-21 15-Jul-22 18 Up 50bp Up 150 bps Up 2% 26-Apr-14 26-May-14 25-Feb-15 15-May-14 15-Apr-14 15-Mar-15 15-Jul-17